UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 23, 2015

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street, Little River, South Carolina	29566
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 23, 2015, Integrated Environmental Technologies, Ltd. (the “Company”) had to dismiss L.L. Bradford & Company, LLC (the “Former Accountant”) as the Company’s independent registered public accounting firm because the Company was informed by the Former Accountant that the Former Accountant would no longer provide independent registered public accounting services to Securities and Exchange Commission (“SEC”) reporting companies. This change was required because the Former Accountant’s partners that provided such services left the Former Accountant and joined RBSM, LLP. The Company has engaged RBSM, LLP (“New Accountant”) as its independent registered public accounting firm effective February 23, 2015. The decision to change accountants was approved by the Company’s audit committee.

The Former Accountant’s audit report on the consolidated financial statements of the Company for the year ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the consolidated financial statements of the Company for the year ended December 31, 2013 contained an uncertainty about the Company’s ability to continue as a going concern.

During the two years ended December 31, 2014 and through the interim period ended February 23, 2015, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference thereto in its reports on the financial statements for such periods.

During the two years ended December 31, 2014 and through the interim period ended February 23, 2015, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On February 23, 2015, the Company provided the Former Accountant with the Company’s disclosures in this current report on Form 8-K and requested in writing that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether or not it agrees with such disclosures. The Former Accountant’s response is filed as an exhibit to this current report on Form 8-K.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from L.L. Bradford & Company, LLC to Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

February 25, 2015	By:	/s/ David R. LaVance
David R. LaVance President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from L.L. Bradford & Company, LLC to Securities and Exchange Commission